Exhibit 10.11

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 16, 2021 (this “Agreement”), by and among Cvent, Inc., a Delaware corporation (the “Borrower”), Papay Holdco, LLC, a Delaware limited liability company (“Holdings”), the other Credit Parties party hereto, the Extending Lenders (as defined below) party hereto, the Issuing Bank, the Swing Line Lender, and Goldman Sachs Bank USA, as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the Lenders. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement (as defined below) and the other Loan Documents. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amended Credit Agreement.

RECITALS:

WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of November 30, 2017 (as amended by that certain Incremental Facility Assumption Agreement No. 1, dated as of October 16, 2018, and that certain Incremental Facility Assumption Agreement No. 2, dated as of October 26, 2018 and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”, and as amended by this Agreement, the “Amended Credit Agreement”), by and among the Borrower, Holdings, the other Credit Parties party thereto from time to time, the financial institutions from time to time party thereto as lenders, the Issuing Banks, the Swing Line Lender, the Collateral Agent and the Administrative Agent;

WHEREAS, pursuant to and in accordance with Section 2.21 of the Credit Agreement, the Borrower has requested that each Revolving Lender extend the Revolving Maturity Date (as defined in the Credit Agreement) and to make certain other changes and modifications to the Credit Agreement as are set forth in Section I of this Agreement;

WHEREAS, the Administrative Agent and each Revolving Lender party hereto (constituting all Revolving Lenders under the Credit Agreement) (such Revolving Lenders, the “Extending Lenders”) are willing to extend the Revolving Maturity Date and to make such changes and modifications to the Credit Agreement on the terms and subject to the conditions set forth below; and

WHEREAS, pursuant to and in accordance with Section 10.02 of the Credit Agreement, the parties hereto have agreed to amend the Credit Agreement as set forth in Section I of this Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I Amendments to the Credit Agreement. The Credit Parties, the Administrative Agent and the Revolving Lenders party hereto agree that on the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions therein in appropriate alphabetical order:

“First Amendment Effective Date” shall mean April 16, 2021.”

“Interest Coverage Covenant” means the financial covenant set forth in Section 6.08(b)(i).”

“Interest Coverage Covenant Default” has the meaning assigned to such term in Section 6.08(b)(i)(A).”

“Interest Coverage Cure Amount” has the meaning assigned to such term in Section 6.08(b)(i)(A).”

“Interest Coverage Cure Expiration Date” has the meaning assigned to such term in Section 6.08(b)(i)(A).”

“Interest Coverage Cure Quarter” has the meaning assigned to such term in Section 6.08(b)(i)(A).”

“Interest Coverage Equity Cure Contribution” has the meaning assigned to such term in Section 6.08(b)(i)(A).”

“Interest Coverage Notice of Intent to Cure” has the meaning assigned to such term in Section 6.08(b)(i)(A).”

“Liquidity” means, as of any date of determination, the sum of (a) Unrestricted Cash, and (b)(x) the aggregate amount of Revolving Commitments minus (y) the Revolving Exposure of all Lenders.”

“Liquidity Covenant” means the financial covenant set forth in Section 6.08(b)(ii)(A).”

“Liquidity Covenant Default” has the meaning assigned to such term in Section 6.08(b)(ii)(A).”

“Liquidity Cure Amount” has the meaning assigned to such term in Section 6.08(b)(ii)(A).”

“Liquidity Cure Expiration Date” has the meaning assigned to such term in Section 6.08(b)(ii)(A).”

“Liquidity Cure Quarter” has the meaning assigned to such term in Section 6.08(b)(ii)(A).”

“Liquidity Equity Cure Contribution” has the meaning assigned to such term in Section 6.08(b)(ii)(A).”

“Liquidity Notice of Intent to Cure” has the meaning assigned to such term in Section 6.08(b)(ii)(A).”

“Liquidity Report” has the meaning assigned to such term in Section 6.08(b)(ii)(B).”

“Liquidity Reporting Date” has the meaning assigned to such term in Section 6.08(b)(ii)(B).”

“Revolving Maturity Date” shall mean (x) with respect to the Revolving Commitments as of the First Amendment Effective Date, August 30, 2024, and (y) with respect to any Extended Tranche of Revolving Commitments, the final maturity date specified in the applicable Extension Election accepted by the respective Lender or Lenders.”

(b) Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 6.08 Financial Covenants. Except with the written consent of the Required Revolving Lenders and subject to the last paragraph of this Section 6.08,

(a) permit the First Lien Leverage Ratio as of the last day of and for any Test Period ended prior to the First Amendment Effective Date to be greater than 7.20 to 1.00; provided that this Section 6.08(a) shall only be in effect (for the avoidance of doubt, solely prior to the First Amendment Effective Date and) when the aggregate principal amount of outstanding Revolving Loans, Swing Line Loans, Reimbursement Obligations and (solely to the extent in excess of $7,500,000 in the aggregate) outstanding but undrawn Letters of Credit that have not been cash collateralized in accordance with the terms of this Agreement exceed 35% of the aggregate Revolving Commitments of all Lenders as of the last day of such Test Period, commencing with the first full fiscal quarter of Holdings commencing after the Closing Date (it being understood that calculation of compliance with this Section 6.08(a) shall be determined as of the last day of and for each applicable Test Period); and

(b) from and after the First Amendment Effective Date:

(i) permit the Consolidated Interest Coverage Ratio as of the last day of and for any Test Period ended after the First Amendment Effective Date to be less than 1.50 to 1.00; provided that this Section 6.08(b)(i) shall only be in effect when the aggregate principal amount of outstanding Revolving Loans, Swing Line Loans, Reimbursement Obligations and (solely to the extent in excess of $7,500,000 in the aggregate) outstanding but undrawn Letters of Credit that have not been cash collateralized in accordance with the terms of this Agreement exceed 35% of the aggregate Revolving Commitments of all Lenders as of the last day of such Test Period, commencing with the first fiscal quarter of Holdings ending after the First Amendment Effective Date (it being understood that calculation of compliance with this Section 6.08(b)(i) shall be determined as of the last day of and for each applicable Test Period); provided that:

(A) In the event that the Credit Parties fail to comply with the Interest Coverage Covenant (an “Interest Coverage Covenant Default”) for any Fiscal Quarter (an “Interest Coverage Cure Quarter”), the then existing direct or indirect equity holders of Holdings shall have the right to make an equity investment, directly or indirectly, (which equity contribution shall not be Disqualified Capital Stock) in Holdings in cash, which Holdings shall contribute, directly or indirectly, to the Borrower in cash (which equity contribution shall not be Disqualified Capital Stock) on or after the first day of such Interest Coverage Cure Quarter and on or prior to the fifteenth Business Day after the date on which financial statements are required to be delivered pursuant to Section 5.01(a) or (b), as applicable, with respect to such Interest Coverage Cure Quarter or the fiscal year ending on the last day of such Interest Coverage Cure Quarter, as applicable (the “Interest Coverage Cure Expiration Date”), and such amounts, together with any Eligible Equity Issuances that have been included in clause (c) of the Cumulative Amount (to the extent Not Otherwise Applied), in each case, if so designated by Holdings, shall be included in the calculation of Consolidated EBITDA for purposes of determining compliance with the Interest Coverage Covenant as of the end of and for the Test Period ending on the last day of such Interest Coverage Cure Quarter and any Test Periods ending on the last day of any of the subsequent three fiscal quarters (any such equity contribution so included in the calculation of Consolidated EBITDA, an “Interest Coverage Equity Cure Contribution” and the amount of such Interest Coverage Equity Cure Contribution, the “Interest Coverage Cure Amount”); provided that such Interest Coverage Equity Cure Contribution is Not Otherwise Applied (other than, for the avoidance of doubt pursuant to this Section 6.08(b)(i)(A)); provided further that the provisions of Section 6.08(b)(ii)(A) and Section 8.03 shall not apply to any Interest Coverage Covenant Default. All Interest Coverage Equity Cure Contributions shall be (x) disregarded for all purposes of this Agreement other than inclusion in the calculation of Consolidated EBITDA for the purpose of determining compliance with the Interest Coverage Covenant as of the end of and for the Test Period ending on the last day of such Interest Covenant Cure Quarter and any Test Periods ending on the last day of any of the subsequent three fiscal quarters, including being disregarded for purposes of the determination of the Cumulative Amount and all components thereof and any baskets or other ratios with respect to the covenants contained in Article VI (other than this Section 6.08(b)(i)(A)) and (y) deemed used pursuant to clause (iv) of the definition of “Not Otherwise Applied” (assuming for all such purposes that the reference therein to “Section 8.03(a)” shall mean a reference to this Section 6.08(b)(i)(A)). Notwithstanding anything to the contrary contained in this Section 6.08(b)(i)(A), (A) upon receipt of the Interest Coverage Cure Amount by Holdings (and the subsequent contribution in cash to the Borrower (which equity contribution shall not be Disqualified Capital Stock in the Borrower)) in at least the amount necessary to cause the Borrower to be in compliance with the Interest Coverage Covenant as of the end of and for the Test Period ending on the last day of such Interest Coverage Cure Quarter, the Interest Coverage Covenant shall be deemed satisfied and complied with as of the end of and for such Test Period with the same effect as though there had been no failure to comply with the Interest Coverage Covenant, and any Default or Event of Default related to any failure to comply with the Interest Coverage Covenant shall be deemed not to have occurred for purposes of the Loan Documents, and (B) upon receipt by the Administrative Agent of a notice from the Borrower (an “Interest Coverage Notice of Intent to Cure”) and through the Interest Coverage Cure Expiration Date: (i) no Default or Event of Default shall be deemed to have occurred on the basis of any failure to comply with the Interest Coverage Covenant unless such failure is not cured by the making of an Interest Coverage Equity Cure Contribution on or prior to the Interest Coverage Cure Expiration Date, (ii) the Borrower shall not be permitted to borrow Revolving Loans or Swing Line Loans and Letters of Credit shall not be issued or renewed unless and until the Interest Coverage Equity Cure Contribution is made or all existing Events of Default are waived or cured, (iii) none of the Administrative Agent, the Collateral Agent or any Lender shall exercise any of the remedial rights otherwise available to it upon an Event of Default, including the right to accelerate the Loans, to terminate Commitments or to foreclose on the Collateral solely on the basis of an Event of Default having occurred as a result of a violation of the Interest Coverage Covenant, unless the Interest Coverage Equity Cure Contribution is not made on or before the Interest Coverage Cure Expiration Date and (iv) if the Interest Coverage Equity Cure Contribution is not made on or before the Interest Coverage Cure Expiration Date, such Event of Default or potential Event of Default shall spring into existence after such time and the Administrative Agent, the Collateral Agent and any Lender may take any actions or remedies pursuant to this Agreement and the other Loan Documents. No Interest Coverage Equity Cure Contribution shall be any greater than the minimum amount required for the Borrower to be in compliance with the Interest Coverage Covenant in the applicable Interest Coverage Cure Quarter. For the avoidance of doubt, any Interest Coverage Equity Cure Contribution and any Interest Coverage Equity Cure Amount shall for all purposes of this Agreement, be treated as an “Equity Cure Contribution” or “Equity Cure Amount”, as applicable. Furthermore, notwithstanding anything to the contrary in Section 8.03, on and after the First Amendment Effective Date, other than for purposes of Section 8.03, all references to the Financial Covenant in this Agreement shall include the Interest Coverage Covenant.

(B) There shall be no more than five Interest Coverage Equity Cure Contributions made during the term of this Agreement and no more than two Interest Coverage Equity Cure Contributions made during any four consecutive fiscal quarters. No Interest Coverage Equity Cure Contribution shall be any greater than the minimum amount required for the Borrower to be in compliance with the Interest Coverage Covenant in the applicable Interest Coverage Cure Quarter including, without limitation, for purposes of calculating any amounts to be added back to Consolidated EBITDA pursuant to clause (o) of the definition thereof.

(ii) permit Liquidity as of the last day of any Test Period commencing with the Fiscal Quarter ending June 30, 2021, to be less than $25,000,000; provided that:

(A) In the event that the Credit Parties fail to comply with the Liquidity Covenant (a “Liquidity Covenant Default”) for any Fiscal Quarter (a “Liquidity Cure Quarter”), the then existing direct or indirect equity holders of Holdings shall have the right to make an equity investment, directly or indirectly, (which equity contribution shall not be Disqualified Capital Stock) in Holdings in cash, which Holdings shall contribute, directly or indirectly, to the Borrower in cash (which equity contribution shall not be Disqualified Capital Stock) on or after the last day of such Liquidity Cure Quarter and on or prior to the day that is five (5) Business Days after the Liquidity Reporting Date with respect to such Liquidity Cure Quarter (the “Liquidity Cure Expiration Date”), and such amounts shall be included in the calculation of Unrestricted Cash for the purposes of determining compliance with the Liquidity Covenant (any such equity contribution so included in the calculation of Unrestricted Cash, a “Liquidity Equity Cure Contribution” and the amount of such Liquidity Equity Cure Contribution, the “Liquidity Cure Amount”); provided that such Liquidity Equity Cure Contribution is Not Otherwise Applied (other than, for the avoidance of doubt pursuant to this Section 6.08(b)(ii)(A)); provided further that the provisions of Section 6.08(b)(i)(A) and Section 8.03 shall not apply to any Liquidity Covenant Default. All Liquidity Equity Cure Contributions shall be (x) disregarded for all purposes of this Agreement other than inclusion in the calculation of Liquidity for the purpose of determining compliance with the Liquidity Covenant as of the end of the Liquidity Cure Quarter, including being disregarded for purposes of the determination of the Cumulative Amount and all components thereof and any baskets or other ratios with respect to the covenants contained in Article VI (other than this Section 6.08(b)(ii)(A)) and (y) deemed used pursuant to clause (iv) of the definition of “Not Otherwise Applied” (assuming for all such purposes that the reference therein to “Consolidated EBITDA” shall mean a reference to Liquidity and the reference therein to “Section 8.03(a)” shall mean a reference to this Section 6.08(b)(ii)(A)); provided that any cash so contributed may be counted as Unrestricted Cash for any purpose at any time that such cash otherwise qualified as Unrestricted Cash. Notwithstanding anything to the contrary contained in this Section 6.08(b)(ii)(A), (A) upon receipt of the Liquidity Cure Amount by Holdings (and the subsequent contribution in cash to the Borrower (which equity contribution shall not be Disqualified Capital Stock in the Borrower)) in at least the amount necessary to cause the Borrower to be in compliance with the Liquidity Covenant as of the end of the Liquidity Cure Quarter, the Liquidity Covenant shall be deemed satisfied and complied with as of the end of the Liquidity Cure Quarter with the same effect as though there had been no failure to comply with the Liquidity Covenant, and any Default or Event of Default related to any failure to comply with the Liquidity Covenant shall be deemed not to have occurred for purposes of the Loan Documents, and (B) upon receipt by the Administrative Agent of a notice from the Borrower (a “Liquidity Notice of Intent to Cure”) and through the Liquidity Cure Expiration Date: (i) no Default or Event of Default shall be deemed to have occurred on the basis of any failure to comply with the Liquidity Covenant unless such failure is not cured by the making of a Liquidity Equity Cure Contribution on or prior to the Liquidity Cure Expiration Date, (ii) the Borrower shall not be permitted to borrow Revolving Loans or Swing Line Loans and Letters of Credit shall not be issued or renewed unless and until the Liquidity Equity Cure Contribution is made or all existing Events of Default are waived or cured, (iii) none of the Administrative Agent, the Collateral Agent or any Lender shall exercise any of the remedial rights otherwise available to it upon an Event of Default, including the right to accelerate the Loans, to terminate Commitments or to foreclose on the Collateral solely on the basis of an Event of Default having occurred as a result of a violation of the Liquidity Covenant, unless the Liquidity Equity Cure Contribution is not made on or before the Liquidity Cure Expiration Date and (iv) if the Liquidity Equity Cure Contribution is not made on or before the Liquidity Cure Expiration Date, such Event of Default or potential Event of Default shall spring into existence after such time and the Administrative Agent, the Collateral Agent and any Lender may take any actions or remedies pursuant to this Agreement and the other Loan Documents. No Liquidity Equity Cure Contribution shall be any greater than the minimum amount required for the Borrower to be in compliance with the Liquidity Covenant in the applicable Liquidity Cure Quarter. For the avoidance of doubt, any Liquidity Equity Cure Contribution and any Liquidity Equity Cure Amount shall for all purposes of this Agreement, be treated as an “Equity Cure Contribution” or “Equity Cure Amount”, as applicable. Furthermore, notwithstanding anything to the contrary in Section 8.03, on and after the First Amendment Effective Date, other than for purposes of Section 8.03, all references to the Financial Covenant in this Agreement shall include the Liquidity Covenant.

(B) The Borrower covenants and agrees that, not later than the tenth (10th) Business Day after the last day of each Fiscal Quarter ending after the First Amendment Effective Date (each such date, a “Liquidity Reporting Date”) (or such longer timeframe agreed to by the Required Revolving Lenders), it shall furnish to the Administrative Agent (for distribution to the Revolving Lenders) a report setting forth the calculations evidencing compliance with the Liquidity Covenant as of the last day of such Fiscal Quarter, as certified on behalf of the Borrower by a Responsible Officer of the Borrower (a “Liquidity Report”);

(iii) notwithstanding the definition of “Maximum Incremental Facilities Amount” or “Fixed Incremental Amount”, incur any Incremental Facilities or Permitted Incremental Equivalent Debt, in each case, in reliance on clause (i)(A) of the definition of “Maximum Incremental Facilities Amount” in an aggregate principal amount exceeding the greater of (x) $100 million and (y) 75% of Consolidated EBITDA for the most recent Test Period;

(iv) notwithstanding the definition of “Maximum Incremental Facilities Amount” or “Incurrence Ratio” or Section 6.01(u), incur any (x) Incremental Facilities or Permitted Incremental Equivalent Debt that is, in each case, incurred in reliance upon clause (ii) of the definition of “Maximum Incremental Facilities Amount” and secured on a pari passu basis with the Secured Obligations or (y) Senior Secured Indebtedness under Section 6.01(u), unless on a Pro Forma Basis as of the Applicable Date of Determination and for the applicable Test Period, determined after giving effect to the incurrence of any such Incremental Facility, any such Permitted Incremental Equivalent Debt or any such Senior Secured Indebtedness and any Permitted Acquisition or other acquisition consummated in connection therewith, any Indebtedness repaid with the proceeds thereof and any Investment, disposition or debt incurrence in connection therewith and all other pro forma adjustments, the First Lien Leverage Ratio does not exceed 4.00:1.00;

(v) notwithstanding anything to the contrary herein, permit any Indebtedness that is incurred by any Subsidiary or joint venture that is not, in each case, a Credit Party (to the extent permitted to be incurred hereunder) to be guaranteed by a Credit Party or otherwise be recourse to a Credit Party or any of its assets or properties;

(vi) notwithstanding anything to the contrary herein, permit the calculation of Consolidated EBITDA to include the adjustments referred to in clause (f)(y) of the definition thereof unless (x) such “run rate” cost savings, operating expense reductions, other operating improvements and initiatives and synergies are projected by the Borrower to result from actions either taken or expected to be taken in connection with, and within 12 months following the transactions referred to therein and (y) such adjustments otherwise comply with the terms and conditions set forth in such clause (f)(y);

(vii) notwithstanding the proviso set forth in clause (ii) of Section 6.06(o), make any Dividends in reliance upon Section 6.06(o) unless (x) on a Pro Forma Basis, the First Lien Leverage Ratio as of the Applicable Date of Determination and for the most recently ended Test Period is no greater than 3.50 to 1.00 and (y) the making of such Dividends otherwise complies with the terms and conditions set forth in Section 6.06(o);

(viii) notwithstanding Section 6.09(a)(J), make any prepayments of indebtedness in reliance upon Section 6.09(a)(J) unless (x) on a Pro Forma Basis, the First Lien Leverage Ratio as of the Applicable Date of Determination and for the most recently ended Test Period is no greater than 3.50 to 1.00 and (y) the making of such prepayment otherwise complies with the terms and conditions set forth in Section 6.09(a)(J);

(ix) notwithstanding anything to the contrary herein, make any Investments in reliance upon Section 6.03(x), unless (x) such Investments are made in a Credit Party (including, for the avoidance of doubt, any entity that becomes a Credit Party in connection with such Investment) and (y) the making of such Investments otherwise complies with the terms and conditions set forth in Section 6.03(x); and

(x) notwithstanding anything to the contrary herein, consummate any of the following transactions unless, in each case, (x) on a Pro Forma Basis, the First Lien Leverage Ratio as of the Applicable Date of Determination and for the most recently ended Test Period, is no greater than 3.50 to 1.00 and (y) the consummation of such transaction otherwise complies with the terms and conditions set forth in the provision(s) with respect thereto:

(A) make any Dividends in reliance on Section 6.06(j) or otherwise reallocate availability thereunder to make Investments under Section 6.03(y) or prepayments of Indebtedness under Section 6.09(a)(I);

(B) make any prepayments of indebtedness in reliance on Section 6.09(a)(I) or otherwise reallocate availability thereunder to make Investments under Section 6.03(y);

(C) make (A) any Dividends under Section 6.06(f) or (B) any prepayments of indebtedness pursuant to Section 6.09(a)(A), in each case, in reliance on clause (b) of the definition of “Cumulative Amount”;

(D) make any Investments in any Restricted Subsidiary that is not a Subsidiary Guarantor in reliance on Section 6.03(f)(iii);

(E) make any Investments in, or designate any Subsidiary as, an Unrestricted Subsidiary, whether in reliance on Section 6.03(s) or otherwise; or

(F) make (x) any Dividends under Section 6.06(f) or (y) any prepayments of indebtedness pursuant to Section 6.09(a)(A), in each case, in reliance on clause (a) of the definition of “Cumulative Amount”.

The provisions of this Section 6.08 are for the benefit of the Revolving Lenders only.”

SECTION II Conditions Precedent.

(a) The effectiveness of this Agreement is subject to the satisfaction of the following conditions (the date on which such conditions are satisfied, the “First Amendment Effective Date”):

(i)	this Agreement shall have been duly executed by the Borrower and each other Credit Party, the Administrative Agent and each Extending Lender;

(ii)

at the time of the effectiveness of this Agreement (and after giving effect to the amendments to the Credit Agreement pursuant to this Agreement), no Default or Event of Default shall have occurred and be continuing;

(iii)	the representations and warranties made by the Credit Parties as set forth in Section III(e) hereof shall be true and correct on and as of the First Amendment Effective Date;

(iv)

the Administrative Agent shall have received (a) in respect of each Credit Party, a certificate (as is customary in the relevant jurisdiction and containing specimen signatures) of each such Credit Party, dated the First Amendment Effective Date, with appropriate insertions and attachments, including organizational authorizations, constitutional documents, resolutions, incumbency certifications, the certificate of incorporation or other similar organizational document of each such Credit Party, certified (where applicable) by the relevant authority of the jurisdiction or organization of such Credit Party, the bylaws or other similar organizational document of each such Credit Party certified by a Responsible Officer as being in full force and effect on the First Amendment Effective Date (or if such certificate of incorporation (or other similar organizational document) or bylaws (or other similar organizational document) have not been amended or modified since the most recent delivery thereof to the Administrative Agent, certified by a Responsible Officer certifying that such certificate or bylaw has not been amended or modified, and is in full force and effect, since the most recent delivery thereof) and (b) a good standing certificate (long form, to the extent available) for each Credit Party from its jurisdiction of organization (where applicable in such jurisdiction);

(v)

the Administrative Agent shall have received a solvency certificate from a Financial Officer of Holdings in the form of Exhibit L of the Credit Agreement, which demonstrates that Holdings and its Subsidiaries on a consolidated basis, are, and after giving effect to this Agreement and the transactions contemplated hereby, will be, Solvent;

(vi)

the Borrower shall have paid to each Revolving Lender party hereto, as fee compensation for such Revolving Lender’s Revolving Commitment, a closing fee in an amount equal to 0.375 % of the stated principal amount of such Revolving Lender’s Revolving Commitment (it being understood and agreed that such closing fee will be in all respects fully earned, due and payable on, and subject to the occurrence of, the First Amendment Effective Date and non-refundable and non-creditable thereafter);

(vii)

the Administrative Agent shall have received all costs, fees, expenses (including, without limitation, legal fees and expenses) and other compensation, in each case, required in writing to be paid on the First Amendment Effective Date, in the case of costs and expenses, to the extent invoiced at least three business days prior to the First Amendment Effective Date;

(viii)

the Administrative Agent shall have received at least three (3) Business Days prior to the First Amendment Effective Date all documentation and information as is reasonably requested in writing by the Administrative Agent at least ten (10) days prior to the First Amendment Effective Date about Holdings and its subsidiaries required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and the requirements of 31 C.F.R. § 1010.230; and

(ix)

the Administrative Agent shall have received (i) a customary legal opinion of Kirkland & Ellis LLP, special counsel for the Credit Parties and (ii) to the extent reasonably requested by the Administrative Agent, legal opinions consistent with those delivered on the Closing Date under Section 4.01 of the Credit Agreement, which opinions, in each case, shall be in the form and substance reasonably satisfactory to the Administrative Agent.

SECTION III Representations and Warranties. By its execution of this Agreement, the Credit Parties hereby represent and warrant that, as of the date hereof:

(a) each Credit Party (a) is duly incorporated, organized or formed and validly existing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to carry on its business as now conducted and to own and lease its property, in each case except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect, and (c) is qualified and in good standing (to the extent such concept is applicable in the applicable jurisdiction) to do business in every jurisdiction where such qualification is required, except in such jurisdictions where the failure to so qualify or be in good standing, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect;

(b) subject to any matters which are set out as qualifications or reservations as to matters of law of general application in the legal opinions provided pursuant to Section II(ix), each Credit Party has the power, capacity and authority, and the legal right, to make, deliver and perform this Agreement. Each Credit Party has taken all necessary organizational or corporate action to authorize the execution, delivery and performance of this Agreement and to authorize the Credit Extensions and the other transactions contemplated hereby. This Agreement has been duly executed and delivered on behalf of each Credit Party party hereto. This Agreement constitutes a legal, valid and binding obligation of each Credit Party party hereto, enforceable against each such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, examinership, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(c) the execution, delivery and performance by the Credit Parties of this Agreement and the Credit Extensions contemplated hereby (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, and (ii) consents, approvals, registrations, filings, permits or actions the failure to obtain or perform which would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate or require consent not obtained under the Organizational Documents of any Group Member, except as would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any indenture or other material agreement or instrument binding upon any Group Member or any of their assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by any Group Member, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder, except, in each case, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect,

(d) will not violate any Requirement of Law except, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect; and

(e) each of the representations and warranties made by any Credit Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date (except to the extent already qualified by materiality, in which case, such representations and warranties shall be true and correct in all respects as of such date), except to the extent such representations and warranties specifically relate to a date prior to the First Amendment Effective Date, in which case such representations and warranties were true and correct in all material respects as of such earlier date (except to the extent already qualified by materiality, in which case, such representations and warranties were true and correct in all respects as of such date).

SECTION IV Confirmation of Guaranties and Security Interests.

(a) To induce the Extending Lenders, the Issuing Bank, the Swing Line Lender and the Administrative Agent to enter into this Agreement, each of the Credit Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Agreement) (collectively, the “Reaffirmed Documents”). The Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Agreement.

(b) In furtherance of Section IV(a), each Credit Party, in its capacity as a Guarantor under any Loan Document constituting a guarantee to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Guaranteed Obligations under the terms and conditions of such guarantee and agrees that such guarantee remains in full force and effect to the extent set forth in such guarantee and after giving effect to this Agreement, and is hereby ratified, reaffirmed and confirmed. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Agreement and the Amended Credit Agreement and that the principal of, the interest and premium (if any) on, and fees related to, the Revolving Commitments constitute “Obligations” under the Loan Documents. Each Reaffirming Loan Guarantor hereby (i)

acknowledges and agrees that its guarantee and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Agreement, (ii) acknowledges and agrees that it will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations under each of the Loan Documents to which it is a party (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Agreement) and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Agent and each other Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.

(c) In furtherance of Section IV(a), each of the Credit Parties that is party to any Security Document, in its capacity as a grantor under such Security Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Agreement and the Credit Extensions and the other transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Security Document and each other Loan Document (in each case, to the extent a party thereto) to secure the Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Agreement) and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Credit Party hereby confirms that the security interests granted by such Reaffirming Grantor under the terms and conditions of the Loan Documents secure the Revolving Loans as part of the Obligations. Each Reaffirming Grantor hereby (i) confirms that each Security Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with such Security Document, the payment and performance of the Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Agreement), as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Reaffirming Grantor and each grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing lien on all of such grantor’s right, title and interest in all Collateral, in each case, whether now owned or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Agreement), subject to the terms contained in the applicable Loan Documents, and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents to which it is a party.

SECTION V Miscellaneous.

(a) No Novation. By its execution of this Agreement, each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Credit Agreement.

(b) Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

(c) Entire Agreement. This Agreement, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

(d) Governing Law. Section 10.09 (Governing Law; Jurisdiction; Consent to Service of Process) and Section 10.10 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

(e) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f) Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

(g) Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this agreement. Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first listed above.

HOLDINGS:	PAPAY HOLDCO, LLC,
a Delaware limited liability company

	By:	/s/ Nicolas Stahl
Name: Nicolas Stahl
Title: Treasurer

BORROWER:	CVENT, INC.,
a Delaware corporation

	By:	/s/ William J. Newman, III
	Name:	William J. Newman, III
	Title:	Chief Financial Officer

GUARANTORS:	CROWDCOMPASS, L.L.C.,
a Delaware limited liability company
CVENT ATLANTA, LLC,
a Delaware limited liability company
CVENT ONARRIVAL, INC.,
a Delaware corporation
DOUBLEDUTCH, INC.,
a Delaware corporation
ELITE MEETINGS INTERNATIONAL,
LLC,
a Delaware limited liability company
LANYON SOLUTIONS, INC.,
a Delaware corporation
LANYON, INC.,
a Delaware corporation
MERCURY HOLDING, LLC,
a Delaware limited liability company
SIGNUP4 MOBILE, LLC,
a Georgia limited liability company
SIGNUP4, LLC,
a Delaware limited liability company
SOCIAL TABLES, INC.,
a Delaware corporation
STARCITE, INC.,
a Delaware corporation
SU4-WORKTOPIA, LLC,
a Georgia limited liability company

	By:	/s/ William J. Newman, III
	Name:	William J. Newman, III
	Title:	Senior Vice President, Finance

[Signature Page to First Amendment]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first listed above.

HOLDINGS:	PAPAY HOLDCO, LLC,
a Delaware limited liability company

	By:	/s/ Nicolas Stahl
Name: Nicolas Stahl
Title: Treasurer

BORROWER:	CVENT, INC.,
a Delaware corporation

	By:	/s/ William J. Newman, III
Name:William J. Newman, III
Title:Chief Financial Officer

GUARANTORS:	CROWDCOMPASS, L.L.C.,
a Delaware limited liability company
CVENT ATLANTA, LLC,
a Delaware limited liability company
CVENT ONARRIVAL, INC.,
a Delaware corporation
DOUBLEDUTCH, INC.,
a Delaware corporation
ELITE MEETINGS INTERNATIONAL,
LLC,
a Delaware limited liability company
LANYON SOLUTIONS, INC.,
a Delaware corporation
LANYON, INC.,
a Delaware corporation
MERCURY HOLDING, LLC,
a Delaware limited liability company
SIGNUP4 MOBILE, LLC,
a Georgia limited liability company
SIGNUP4, LLC,
a Delaware limited liability company
SOCIAL TABLES, INC.,
a Delaware corporation
STARCITE, INC.,
a Delaware corporation
SU4-WORKTOPIA, LLC,
a Georgia limited liability company

	By:	/s/ William J. Newman, III
	Name:	William J. Newman, III
	Title:	Senior Vice President, Finance

[Signature Page to First Amendment]